===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              COTELLIGENT, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                COTELLIGENT, INC.

                        44 MONTGOMERY STREET, SUITE 4050
                         SAN FRANCISCO, CALIFORNIA 94104
                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 11, 2002

To the Stockholders:

     The Annual Meeting of Stockholders of Cotelligent, Inc. ("Cotelligent" or the "Company") will be held at the Grand Hyatt Hotel in San Francisco, California on the 11th day of June at 9:00 a.m., Pacific Daylight Saving Time, for the following purposes:

     1. To elect one Director to serve for the term specified in the attached proxy statement and until his or her successor is elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.


     Only stockholders of record as of the close of business on April 24, 2002 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the principal executive offices of the Company, located at 44 Montgomery Street, Suite 4050, San Francisco, CA 94104.

                              By Order of the Board of Directors


                              /s/ Curtis J. Parker
                              -------------------------------
                              Curtis J. Parker
                              Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary

San Francisco, California
May 10, 2002

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                COTELLIGENT, INC.
                        44 MONTGOMERY STREET, SUITE 4050
                         SAN FRANCISCO, CALIFORNIA 94104

                                 PROXY STATEMENT

                                  INTRODUCTION

     The accompanying Proxy is solicited by and on behalf of the Board of Directors of Cotelligent, Inc., a Delaware corporation (the "Company" or "Cotelligent"), for use only at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Grand Hyatt Hotel in San Francisco, California on the 11th day of June, 2002 at 9:00 a.m. Pacific Daylight Saving Time, and at any adjournment thereof. The approximate date on which this Proxy Statement and accompanying Proxy will first be given or sent to stockholders is May 14, 2002.

     Each Proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice to that effect to the Company, attention of the Assistant Secretary, before the Annual Meeting, or to the Assistant Secretary or the Inspector of Election at the Annual Meeting, or by execution and return of a later-dated Proxy, except as to any matter voted upon before such revocation.

     Proxies in the accompanying form will be voted in accordance with the specifications made and, where no specifications are given, such Proxies will be voted:

     . For the election of one director to serve for the term specified in the attached Proxy Statement or until his or her successor is duly elected or qualified.

In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The selection of the Company's independent certified public accountants will not be voted upon at the Annual Meeting; further details are provided under "Selection of Certified Public Accountants" on page 14. Management of the Company is not aware of any other matters to be presented for action at the meeting.

                        RECORD DATE AND VOTING SECURITIES

     The Board of Directors has fixed the close of business on April 24, 2002 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The outstanding stock of the Company on April 24, 2002 consisted of 14,900,891 shares of Common Stock, each of which is entitled to one vote. Shares of Common Stock held by the Company are not voted.

     The presence, in person or by Proxy, of the holders of a majority of the shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at such meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Assuming a quorum, the nominees receiving a plurality of the votes of the shares of the Common Stock present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.

     While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes, the Company intends to apply the principles set forth herein. With regard to the election of the directors, only shares that are voted in favor of the director nominee will be counted towards the achievement of a plurality. Votes that are withheld and broker non-votes, if any, will have no effect on the outcome of the election of the directors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 24, 2002 information regarding the beneficial ownership of the Common Stock of the Company by (i) each person known to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each named executive officer and each officer named in the Summary Compensation Table and (iv) all executive officers and directors as a group. All persons listed have an address c/o the Company's principal executive offices and have sole voting and investment power with respect to their shares unless otherwise indicated.

                                                  Shares Beneficially Owned
                                                  --------------------------
         Name                                       Number           Percent
         ----                                       ------           -------
         James R. Lavelle (1)                       1,305,308          8.1%
         Daniel E. Jackson (2)                      1,099,473          6.9%
         FMR Corp. (3)                              1,000,000          6.7%
         Anthony M. Frank (4)                         174,656          1.2%
         Edward E. Faber (5)                          146,356          1.0%
         Curtis J. Parker (6)                          84,117            *
         Debra J. Richardson (7)                        5,000            *
         All executive officers and
         directors as a group (6 persons) (8)       2,814,910         15.9%
*Less than 1%

(1) Includes 400,000 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(2) Includes 250,000 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(3) The address of the stockholder is 82 Devonshire Street, Boston, Massachusetts, 02109. Data obtained from the stockholder's Schedule 13G, filed with the Securities and Exchange Commission, on February 14, 2002.

(4) Includes 102,500 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(5) Includes 102,500 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(6) Includes 78,125 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(7) Includes 5,000 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

(8) Includes 938,125 shares issuable upon exercise of options exercisable within 60 days of April 24, 2002.

                              ELECTION OF DIRECTORS

     The number of directors on the Board of Directors is currently fixed at three. Pursuant to the Company's Certificate of Incorporation and By-laws, the Board of Directors is divided into three classes, Class I, Class II and Class III, serving staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for the following three years. Currently there is one Class III director whose term expires in 2004, one Class II director whose terms expire in 2003 and one Class I director whose term will expire at the Annual Meeting. Edward E. Faber and Daniel E. Jackson, who were previously Class I directors, have resigned. Debra J. Richardson was appointed as a Class I director and Dr. Richardson has been nominated for election to the Board of Directors to serve for a term expiring at the Annual Meeting in 2005 and until her successor has been duly elected and qualified.

     The persons named as proxies in the accompanying proxy, or their substitutes, will vote for such nominee at the annual meeting. If, for any reason not currently known, the nominee is not available for election, another person or persons who may be nominated will be voted for in the discretion of the proxy holders.

     The following sets forth information concerning the nominee for election to the Board of Directors, including her name, age, principal occupation or employment during at least the past five years and the period during which such person has served as a director of the Company.

                 NOMINEE FOR ELECTION TO THE BOARD OF DIRECTORS

         For a Three-Year Term Expiring at the Annual Meeting in 2005:

     Debra J. Richardson is 47 years old, and joined the Company as a director on August 8, 2001. Dr. Richardson joined the faculty at UC Irvine in 1987, where she researches formal quality analysis and testing methods, had developed leading edge tools, and worked with several companies in adopting technology to improve the quality of critical software systems. She is currently director of the Microelectronics Innovation and Computer Research Opportunities (MICRO), one of the University of California's Industry-Cooperative Research Programs, and is a founding member of the UC Institute for Software Research. Dr. Richardson holds the Ted and Janice Smith Family Foundation Endowed Chair. Dr. Richardson earned a Doctorate of Philosophy and a Master of Science in Computer and Information Science from the University of Massachusetts, Amherst, and received a Bachelor of Arts degree in mathematics from Revelle College of the University of California, San Diego.

The Board of Directors unanimously recommends that you vote FOR the election of Debra J. Richardson as a director of the Company.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

            Members whose terms expire at the Annual Meeting in 2003:

     James R. Lavelle is 51 years old and is the founder, Chairman of the Board and Chief Executive Officer of the Company. Mr. Lavelle has served as Chief Executive Officer since he founded the Company in 1993. From inception of the Company until August 1995, Mr. Lavelle was also Chairman of the Board of the Company, a position that he reassumed in April 1996. From 1985 to 1993, he was a business consultant specializing in strategic marketing and organization development. From 1983 to 1985, Mr. Lavelle was Senior Manager and Director of Management Consulting Services for the San Francisco office of KPMG Main Hurdman, an international accounting firm. Prior to that, he was Manager of Management Consulting Services in the San Francisco office of Price Waterhouse LLP, an international accounting firm. Mr. Lavelle has a bachelor's degree from University of California at Santa Barbara and a Master of Business Administration degree from Santa Clara University.

            Members whose terms expire at the Annual Meeting in 2004:

     Anthony M. Frank is 70 years old and is a director of the Company. He joined the Company in that capacity in March 1993. In September 1994, Mr. Frank became co-founding General Partner and Chairman of Belvedere Capital Partners, the general partner of the California Community Financial Institutions Fund, the primary purpose of which is investing in California community banks. From 1992 to 1994, Mr. Frank was an independent financial consultant and venture capitalist. From March 1988 to March 1992, Mr. Frank served as the Postmaster General of the United States. From 1971 until 1988, he served as Chairman and Chief Executive Officer of First Nationwide Bank. Mr. Frank is a graduate of Dartmouth College and the Tuck School of Business and was an overseer of the Tuck School of Business. He is also a director of several companies, including The Charles Schwab Corporation, Crescent Real Estate Equities Ltd., Temple Inland Corporation and Bedford Properties Investors.

                     OTHER EXECUTIVE OFFICERS OF THE COMPANY

Name                     Age  Position
----                     ---  --------
Daniel E. Jackson.........41  President and Chief Operating Officer

Curtis J. Parker..........47  Executive Vice President, Chief Financial Officer,
                              Treasurer & Assistant Secretary

     Daniel E. Jackson is 41 years old and is President and Chief Operating Officer of the Company. Mr. Jackson served as a director of the Company from September 1999 until May 2002. Mr. Jackson was promoted to the position of Chief Operating Officer and President in July 2000. Mr. Jackson served as Executive Vice President, Chief Financial Officer and Treasurer from June 1999 until July 2000. From September 1995 until June 1999, Mr. Jackson served in the capacities of Executive Vice President, Corporate Development and General Counsel. Mr. Jackson served as Secretary from September 1996 until September 1997 and as Chief Financial Officer from November 1996 until January 1998. From 1994 to 1995, Mr. Jackson served as Vice President and General Counsel of an affiliate of Notre Venture Capital, Ltd., a partnership specializing in industry consolidation transactions. Prior to that, he was Corporate Counsel and Secretary of Sanifill, Inc., an environmental services company, from its founding in 1990 through 1994. From 1986 until 1990, Mr. Jackson was an associate at Morgan, Lewis & Bockius LLP in New York, where he practiced law in the areas of securities and mergers and acquisitions. Mr. Jackson received a Bachelor of Science degree in business administration from The Ohio State University and a Juris Doctor degree from the University of Pennsylvania.

     Curtis J. Parker is 47 years old and is Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary of the Company. From November 1996 until December 2000, Mr. Parker served as Vice President and Chief Accounting Officer. From January 1996 until March 1996, he served as a consultant to the Company and was appointed Corporate Controller in March 1996. From 1988 through 1995, Mr. Parker was employed by Burns Philp Food Inc., a manufacturer of food products, where he rose to the position of Vice President - Finance for the Industrial Products Division. Mr. Parker has a Bachelor of Commerce degree from the University of British Columbia and is a Certified Public Accountant.

                        BOARD ORGANIZATION AND COMMITTEES

     During the fiscal year ended December 31, 2001, the Board held six meetings. Each of the directors attended at least 75% of the meetings of the Board and the committees on which he or she served during the fiscal year ended December 31, 2001.

     The Board of Directors has established committees to perform certain of its functions, including the Audit Committee, the Compensation Committee and the Executive Committee. The functions of each of these committees, and its members, are set forth below.

Audit Committee

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting practices and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Board of Directors adopted a written charter for the Audit Committee on May 3, 1999 which was last revised on October 6, 2000, a copy of which is attached as Appendix A hereto. During the fiscal year ended December 31, 2001, the Audit Committee met four times. The Audit Committee currently consists of Anthony M. Frank and Debra J. Richardson. Edward E. Faber was a member of the Audit Committee until his resignation from the Board of Directors on May 8, 2002.

Compensation Committee

     The Compensation Committee advises and makes recommendations to the Board with respect to salaries and bonuses to be paid to officers and other employees of the Company. The Compensation Committee also administers the Company's 1998 Long-Term Incentive Plan, the 2000 Long Term Incentive Plan and the 1999 Leveraged Stock Purchase Plan. During the fiscal year ended December 31, 2001, the Compensation Committee met five times. The Compensation Committee currently consists of Anthony M. Frank and Debra J. Richardson. Edward E. Faber was a member of the Compensation Committee until his resignation from the Board of Directors on May 8, 2002.

Executive Committee

     The Executive Committee serves as the nominating committee of the Board and generally handles other matters that are time critical and cannot be handled in a reasonable manner by the entire Board. The Executive Committee reviews the size and composition of the Board of Directors, apportions the directors into classes and makes recommendations with respect to nominations for election of directors. The Executive Committee will consider recommendations from stockholders for nominees to serve as directors if such proposals are submitted in writing to the Company, 44 Montgomery Street, Suite 4050, San Francisco, California, 94104, Attention: Executive Committee. During the year ended December 31, 2001, this committee did not meet. The full Board acted upon all actions within the authority of the Executive Committee.

                              DIRECTOR COMPENSATION

     Each director who is not an employee of the Company receives an annual retainer fee of $20,000. Directors serving on a committee receive an annual fee of $2,000 per committee membership, while directors serving on a committee as chairperson receive an annual fee of $2,500 per committee chaired.

     Each non-employee director receives an automatic annual option grant under the 1998 Long-Term Incentive Plan to acquire 5,000 shares of Common Stock on the date of each of the Company's annual meetings held after September 9, 1998. All of such options have or will have an exercise price equal to the fair market value of the Common Stock on the date of grant, are or will be exercisable immediately except as limited by the rules and regulations of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will expire ten years from the date of grant. Directors are also reimbursed for out-of-pocket expenses incurred for attending meetings of the Board of Directors or committees thereof, or for other expenses incurred in their capacity as directors.

                             AUDIT COMMITTEE REPORT

     The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2001.

     The Audit Committee has:

     . Reviewed and discussed the Company's audited financial statements with management;

     . Discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

     . Received from Arthur Andersen LLP the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

     . Received from Arthur Andersen LLP a letter confirming that audit of the consolidated financial statements of Cotelligent and subsidiaries as of December 31, 2001 was subject to their quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the audit was conducted in compliance with professional standards, that there was appropriate continuity of Arthur Andersen personnel working on the audit, and availability of national office consultation. The letter further confirmed the availability of personnel at foreign affiliates of Arthur Andersen was not relevant to the audit.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     Audit Fees: The aggregate fees billed for services rendered for the audit of the Company's annual financial statements (including all the Company's subsidiaries) for the year ended December 31, 2001 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $179,000.

     Tax Compliance and Consultation Fees: The aggregate fees billed for services rendered by the Company principal accountants in connection with the preparation of its Federal and State income tax returns as well as research related to various tax matters for the year ended December 31, 2001 were $99,000.

     All Other Fees: The aggregate fees billed for services rendered by the Company's principal accountants, other than described above, for the year ended December 31, 2001 were $37,000.

     The Company's Audit Committee has considered whether the provision of services described above under the captions "Audit Fees" and "Tax Compliance and Consultation Fees" are compatible with maintaining the principal accountant's independence, and has determined that the provision of such services to the Company does not compromise the principal accountant's independence.

                                      Audit Committee

                                      Anthony M. Frank (Chair)
                                      Edward E. Faber
                                      Debra J. Richardson

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report of the Compensation Committee of the Board of Directors of Cotelligent shall not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act, or under the Exchange Act, and shall not be deemed filed under either the Securities Act or the Exchange Act except to the extent that Cotelligent specifically incorporates this information by reference.

Overview

     The key components of executive officer compensation are salary, bonus and equity-based awards.

     The members of the Compensation Committee hold primary responsibility for determining executive officer compensation levels, subject to the terms of executive employment agreements. The Compensation Committee is composed entirely of independent outside directors of Cotelligent, none of whom are or have been officers or employees of Cotelligent. The Compensation Committee has adopted a compensation philosophy intended to align compensation with Cotelligent's overall business strategy. The philosophy guiding the executive compensation program is designed to link executive compensation and stockholder value. The goals of the program are to:

     . Compensate executive employees in a manner that aligns the employees' interests with the interests of the stockholders;

     .    Encourage continuation of Cotelligent's entrepreneurial spirit;

     .    Reward executives for successful long-term strategic management;

     .    Recognize outstanding performance; and

     .    Attract and retain highly qualified and motivated executives.

     The Compensation Committee believes that Cotelligent's executive compensation program should consist primarily of base salaries, performance bonuses and equity-based awards. The Compensation Committee has structured these compensation elements to motivate and reward executive management for performance that builds long-term stockholder value. In particular, base salaries and discretionary bonuses have been designed to give Cotelligent's executives the potential to earn in excess of competitive industry compensation if certain subjective and objective operating and performance goals for Cotelligent are achieved. Moreover, the Compensation Committee will continue granting Cotelligent's executives and other key employees stock options and/or other equity-based awards at current market value. Such options have no monetary value to the executives unless and until the market price of Cotelligent's Common Stock increases. In this manner, Cotelligent's executives will be compensated as stockholder value increases. The Compensation Committee anticipates that discretionary bonus payments and option grants made during the fiscal year ended December 31, 2001 and thereafter were and will be based on multiple subjective and objective measurements and criteria linked to building long-term stockholder value.

     The cash compensation paid to Cotelligent's executive officers during the fiscal year ended December 31, 2001 was in accordance with arms-length negotiations between Cotelligent and such executive officers. Stock option grants were based on arms-length negotiations with the respective grantees and were approved by the Compensation Committee.

Chief Executive Officer's Compensation

     Mr. James R. Lavelle, the Company's Chairman and Chief Executive Officer, is a party to a three-year employment agreement which was negotiated at arms-length and became effective on January 5, 2000. This employment agreement supercedes prior employment agreements that the Company had entered into with Mr. Lavelle. Mr. Lavelle's employment agreement provides for a minimum base salary of $450,000 (subject to increase by the Compensation Committee) and the right to receive annually discretionary incentive bonuses provided by the Compensation Committee and to receive stock option grants at the discretion of the Compensation Committee. Mr. Lavelle may also participate in Cotelligent's Long-Range Incentive Bonus Plan.

     Mr. Lavelle was eligible for, but did not receive, a bonus during the fiscal year ended December 31, 2001 of up to 100% of his base salary based upon the achievement of performance objectives measured by certain quantitative and qualitative criteria. Quantitative criteria consisted of: the stock price performance; the earnings per share for the fiscal year; the operating profits for the fiscal year; the market capitalization of the Company; and the number of stock analysts covering the Company. Qualitative criteria consisted of: the progress of the Company's branding program; Company restructuring; the integration of acquired companies; management of executive personnel; and investor relations.

     This report is submitted by the members of the Compensation Committee.

                                                Compensation Committee

                                                Edward E. Faber (Chair)
                                                Anthony M. Frank
                                                Debra J. Richardson


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All of the members of the Compensation Committee are non-employee directors of the Company and are not former officers of the Company or its subsidiaries. No executive officer of the Company serves as a member of the board of directors or on the compensation committee of a corporation for which any of the Company's directors serving on the Compensation Committee or on the Board of Directors of the Company is an executive officer.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding the compensation earned by or awarded to the Chief Executive Officer and remaining executive officers of the Company for the fiscal year ended December 31, 2001, the twelve month period ended December 31, 2000 and the fiscal year ended March 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                                        Long Term
                                                                                                      Compensation
                                                        Annual Compensation                              Awards

                                     Fiscal                                                           Options/
Name and Principal Position          Year            Salary($) (2)       Bonus($)          Other($)   SARs(#)
------------------------------------ --------     ------------------- ------------- -------------- ---------------
James R. Lavelle...................  2001              361,166                0          18,000(3)              0
  Chairman and Chief Executive       2000(1)           450,000                0          18,000(3)              0
  Officer                            2000              450,000                0          18,000(3)              0
------------------------------------ --------      ------------       ----------     --------------   ------------
Daniel E. Jackson..................  2001              302,120                0          18,000(3)              0
  President and Chief Operating      2000(1)           375,000                0           5,470(4)
  Officer                                                                                18,000(3)              0
                                     2000              368,750                0           5,470(4)
                                                                                         18,000(3)              0
                                                                                          5,470(4)
------------------------------------ --------      ------------       ----------     --------------   ------------
Curtis J. Parker...................  2001              166,500                0                  0        227,500
  Executive Vice President, Chief    2000(1)           175,000          100,000                  0         25,000
  Financial Officer, Treasurer and   2000              160,000                0                  0              0
  Assistant Secretary
------------------------------------ --------      ------------       ----------     --------------   ------------

(1) In July 2000, the Company changed its fiscal year end from March 31 to December 31. Accordingly, for each of the following persons identified, compensation for the period January 1, 2000 - March 31, 2000 is included in the twelve months ended December 31, 2000 and the fiscal year ended March 31, 2000: James R. Lavelle - $112,500, Daniel E. Jackson - $93,750, Curtis
     J. Parker - $40,000.

(2) Base salary and commissions earned. Effective January 1, 2001, Mr. Lavelle and Mr. Jackson each voluntarily took a 20% reduction in base salary to help the Company during a difficult financial period

(3)  Represents payments made as an automobile allowance.

(4)  Imputed interest on below market loans. See "Certain Transactions."

Stock Option Grants Table

     The following table sets forth, as to the executive officers named in the Summary Compensation Table, information related to the grant of stock options pursuant to the Company's 1998 Long-Term Incentive Plan during the fiscal year ended December 31, 2001.

           OPTIONS GRANTED IN THE FISCAL YEAR ENDED DECEMBER 31, 2001

                                                 Individual Grants
                               --------------------------------------------
                               Number of   Percentage of Total  Exercise or  Potential Realizable Value
                               Securities   Options Granted to   Base Price  At Assumed Annual Rates of
                               Underlying   Employees in the    Per Share    Stock Price Appreciation
            Name                Options     fiscal year ended   ($/Share)(1)   For Option Term ($) (2)
                                Granted     December 31, 2001
-------------------------------------------------------------------------------------------------------
                                                                                    5%         10%
                                                                                -------      -------
James R. Lavelle               400,000(3)       7.8%               $0.25         62,889      159,374
Daniel E. Jackson              250,000(4)       4.9%               $0.25         39,306       99,009
Curtis J. Parker                47,500(5)       0.9%               $0.25          7,468       18,926
                                   17,500       0.3%               $0.81          8,915       22,591
                                  200,000       3.9%               $0.17         21,382       54,187
                                   10,000       0.2%               $0.88          5,534       14,025

(1) The exercise price per share for all options granted is equal to the market price of the underlying Common Stock as of the date of grant.

(2) The potential realizable value has been determined using market price on the date the options were granted, compounded annually over ten years, net of exercise price. These values have been determined based upon assumed rates of appreciation and are not intended to forecast the future value or trading prices of the Company's Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Represents options issued under the Company's stock option exchange program initiated in March 2001 to replace a corresponding number of options cancelled under such program with exercise prices ranging from $12.75 to $19.00 per share.

(4) Represents options issued under the Company's stock option exchange program initiated in March 2001 to replace a corresponding number of options cancelled under such program with exercise prices ranging from $12.75 to $19.00 per share.

(5) Represents options issued under the Company's stock option exchange program initiated in March 2001 to replace a corresponding number of options cancelled under such program with exercise prices ranging from $9.00 to $20.75 per share.

Stock Option Exercises and Year End Values Table

     The following table shows, as to the executive officers named in the Summary Compensation Table, information with respect to the unexercised options to purchase Common Stock granted under the 1995 and 1998 Long-Term Incentive Plans and held as of December 31, 2001.

                      VALUE OF OPTIONS AT DECEMBER 31, 2001

                            Number of
                             Shares        Value    Number of Securities Underlying       Value of Unexercised
                            Acquired      Realized      Unexercised Options Held          In-the-Money Options
                           On Exercise      ($)           at December 31, 2001        at December 31, 2001 ($) (1)
                         --------------------------------------------------------------------------------------------
Name                                                  Exercisable     Unexercisable   Exercisable    Unexercisable
--------------------------                          -----------------------------------------------------------------
James R. Lavelle             0               0          400,000               0         4,000                 0
Daniel E. Jackson            0               0          250,000               0         2,500                 0
Curtis J. Parker             0               0           78,125         221,875           463            18,013

(1) Options are "in-the-money" if the closing market price of the Company's Common Stock exceeds the exercise price of the options. The value of the unexercised options represents the difference between the exercise price of such options and the closing market price ($0.26) of the Company's Common Stock on the OTC Bulletin Board on December 31, 2001.

                 EMPLOYMENT AGREEMENTS; COVENANTS-NOT-TO-COMPETE

     Mr. James R. Lavelle, Cotelligent's Chairman and Chief Executive Officer, is a party to a three-year employment agreement effective January 5, 2000 which, unless terminated or not renewed by him, continues thereafter on a year-to-year basis on the same terms and conditions. Mr. Lavelle's employment agreement provides that, in the event of termination of employment by the Company without cause, he shall be entitled to receive from the Company an amount equal to (i) three times the minimum base salary, as defined in the employment agreement, plus (ii) three times his most recent annual bonus (not including any payments made under Cotelligent's Long-Range Bonus Incentive Plan), without regard to whether he obtains subsequent employment. His employment agreement provides that, in the event of a change in control of the Company where he has not received at least five days' notice of such change in control, he will be deemed to have been terminated without cause and shall be entitled to compensation as respectively described in the preceding sentence. Additionally, in such event he will not be bound by any non-compete terms in his employment agreement, as discussed below. If given at least five days notice of such change in control, he may elect to terminate his employment agreement and collect the respective compensation provided above.

     Mr. Daniel E. Jackson, Cotelligent's President and Chief Operating Officer, is a party to a two-year employment agreement effective January 25, 2000 which, unless terminated or not renewed by him, continues thereafter on a year-to-year basis on the same terms and conditions. Mr. Jackson's employment agreement provides that, in the event of termination of employment by the Company without cause, he shall be entitled to receive from the Company an amount equal to (i) two times the minimum base salary, as defined in the employment agreement, plus
(ii) two times his most recent annual bonus (not including any payments made under Cotelligent's Long-Range Bonus Incentive Plan), without regard to whether he obtains subsequent employment. His employment agreement provides that, in the event of a change in control of the Company where he has not received at least five days' notice of such change in control, he will be deemed to have been terminated without cause and shall be entitled to compensation as respectively described in the preceding sentence. Additionally, in such event he will not be bound by any non-compete terms in his employment agreement, as discussed below. If given at least five days notice of such change in control, he may elect to terminate his employment agreement and collect the respective compensation provided above.

     In the event of a change in control, Mr. Lavelle and Mr. Jackson are entitled to reimbursement for any excise taxes the employee incurs under Section 4999 of the Internal Revenue Code, as well as any interest or penalties related to the excise tax and any entitlements outside of the employment agreement that are described in Section 280G(b)(2)(A)(i) of the Internal Revenue Code. In the employment agreements of both, a "Change in Control" is deemed to occur if: (1) any person or entity, other than the Company, a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company, or an employee benefit plan of Company or a subsidiary of Company, acquires directly or indirectly Beneficial Ownership (as defined in Rule 13d-3 of the Exchange
Act) of any voting security of the Company and immediately after such acquisition such person or entity is, directly or indirectly, the Beneficial Owner of voting securities representing 30% or more of the total voting power of all of the then-outstanding voting securities of the Company; (2) a change in the composition of the individuals on the Board of Directors as a result of which fewer than one-half of the incumbent directors are directors who either
(a) had been directors of Company on the date 24 months prior to the date of the event that constitutes a change in control (the "original directors") or (b) were elected, or nominated with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; (3) the consummation of a merger or consolidation of Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of Company immediately prior to such merger, consolidation or other reorganization; or (4) the sale, transfer or other disposition of all or substantially all of the Company's assets.

     The employment agreements of Mr. Lavelle and Mr. Jackson contain a covenant-not-to-compete with the Company for a period of two years immediately following the termination of employment; or, in the case of a termination without cause, for a period of one year following the termination of his employment; or, in the case of a Change in Control in which he is not given at least five days' notice of such Change in Control, the covenant not-to-compete does not apply for any period of time. If any court of competent jurisdiction determines that the scope, time or territorial restrictions contained in the covenant are unreasonable, the covenant-not-to-compete shall be reduced to the maximum period permitted by such court. The compensation to which Mr. Lavelle or Mr. Jackson is entitled, as the case may be, shall nonetheless be paid to him.

     Mr. Lavelle's employment agreement calls for a minimum base salary of $450,000. With Mr. Lavelle's consent, annual base salary paid for the fiscal year ended December 31, 2001 was $361,166. For the fiscal year ended December 31, 2001, he was eligible for, but did not receive, a bonus based upon achieving certain performance objectives and upon the operating results of the Company, which objectives and results had been established by the Compensation Committee. Pursuant to the Long-Range Bonus Incentive Plan, Mr. Lavelle is eligible for bonuses in fiscal years 2003 and 2006 based upon the operating results of the Company.

     Mr. Jackson's employment agreement calls for a minimum base salary of $375,000. With Mr. Jackson's consent, annual base salary paid for the fiscal year ended December 31, 2001 was $302,120. For the fiscal year ended December 31, 2001, he was eligible for, but did not receive, a bonus based upon achieving certain performance objectives and upon the operating results of the Company, which objectives and results had been established by the Compensation Committee. Pursuant to the Long-Range Bonus Incentive Plan, Mr. Jackson is eligible for bonuses in fiscal years 2003 and 2006 based upon the operating results of the Company.

     Mr. Curtis J. Parker, as Cotelligent's Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, is a party to a one-year employment agreement effective December 19, 2000 which was extended for a two-year period as of December 19, 2001 and then, unless terminated by either party or not renewed by him, continues thereafter on a year-to-year basis, in each case on the same terms and conditions. Mr. Parker's employment agreement provides that, in the event of termination of employment by the Company without cause, he shall be entitled to receive from the Company an amount equal to (i) one times the Market Based Salary, as defined in the employment agreement, plus
(ii) one times his most recent annual bonus, without regard to whether he obtains subsequent employment. His employment agreement provides that, in the event of a Change in Control of the Company where he has not received at least five days' notice of such change in control, he will be deemed to have been terminated without cause and shall be entitled to compensation as respectively described in the preceding sentence. Additionally, in such event he will not be bound by any non-compete terms in his employment agreement, as discussed below. If given at least five days' notice of such change in control, he may elect to terminate his employment agreement and collect the respective compensation provided above.

     The employment agreement of Mr. Parker contains a covenant-not-to-compete with the Company for a period of one year immediately following the termination of employment; or, in the case of a termination without cause, for a period of six months following the termination of his employment; or, in the case of a Change in Control in which the he is not given at least five days' notice of such Change in Control, the covenant not-to-compete does not apply for any period of time. If any court of competent jurisdiction determines that the scope, time or territorial restrictions contained in the covenant are unreasonable, the covenant-not-to-compete shall be reduced to the maximum period permitted by such court. The compensation to which Mr. Parker is entitled shall nonetheless be paid to him.

     Mr. Parker's employment agreement provides for a minimum base salary of $180,000 per year. With Mr. Parker's consent, annual base salary paid for the fiscal year ended December 31, 2001 was $166,500. For the fiscal year ended December 31, 2001, he was eligible for, but did not receive, a discretionary bonus of up to fifty percent (50%) of the amount of his base salary provided by the Compensation Committee.

                                PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock from March 31, 1997 through December 31, 2001, with the cumulative total return on the Russell 2000 Index and the NASDAQ Composite Index. The comparison assumes $100, as of February 14, 1996, the date of the Company's initial public offering (the "Offering") was invested in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, as applicable. Cotelligent's Offering price of $9.00 was used as the beginning price of the Common Stock. Dates on the following chart represent the last day of the indicated fiscal year. Cotelligent has paid no dividends during the periods shown.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                              [Graph appears here]

     Company/Index        March 31,       March 31,        March 31,     March 31,     December 31,   December 31,
                             1997           1998             1999          2000           2000           2001
     -------------        ---------       ---------        ---------     ---------     ------------   ------------
Cotelligent, Inc.          $102.78         $329.17          $98.61        $64.59          $10.42          $2.89
Russell 2000 Index         $106.52         $149.47         $123.65       $167.63         $150.36        $151.90
NASDAQ Composite Index     $112.01         $168.30         $225.67       $419.26         $226.51        $178.82

                              CERTAIN TRANSACTIONS

     From May 1996 through early July 1996, the Company advanced to Daniel E. Jackson, President and Chief Operating Officer, $250,000 to facilitate relocation of his residence to Northern California. Of the amount due, there is a remaining balance of $82,500. The remaining balance is evidenced by a demand note. The note is non-interest bearing and the principal balance was originally due July 15, 2001 or upon termination of employment if prior to the due date. The note to cover relocation was extended by a vote of the Compensation Committee of the Board of Directors on October 29, 2000 for three years to July 15, 2004. Since the beginning of the 2000 fiscal year, the Company has also advanced to Mr. Jackson an aggregate amount of approximately $480,000, evidenced by five separate unsecured demand promissory notes, three dated August 11, 1999, one dated September 30, 1999, and one dated November 23, 1999. The purpose of such advances was to cover margin calls made on brokerage accounts held by Mr. Jackson. On May 5, 2000, Mr. Jackson repaid $68,270 of principal and $31,730 of interest. The notes, although due on demand, were issued with original due dates in 2001. These notes were also extended by a vote of the Compensation Committee of the Board of Directors on October 29, 2001 for three years to October 29, 2004. The interest rates on these notes remained unchanged at rates between 7.75% and 8.75%. Payment of the notes is accelerated if the Company's Common Stock reaches certain sustained target levels.

     On March 31, 1996, the Company advanced to James R. Lavelle, Chairman of the Board and Chief Executive Officer of the Company, $37,902, evidenced by an unsecured demand promissory note bearing interest annually at a rate of 6%. The entire amount of such advance remains outstanding. Since the beginning of the 2000 fiscal year, the Company has also advanced to Mr. Lavelle an aggregate amount of $619,000, evidenced by seven separate unsecured demand promissory notes. The purpose of such advances was to cover margin calls made on brokerage accounts held by Mr. Lavelle. On May 1, 2000, Mr. Lavelle repaid $15,330 of principal and $34,670 of interest. The notes, although due on demand, were issued with original due dates in 2001. The notes were extended by a vote of the Compensation Committee of the Board of Directors on October 29, 2001 for three years to October 29, 2004. The interest rates on these notes remain unchanged at rates between 7.75% and 8.25%. Payment of the notes is accelerated if the Company's Common Stock reaches certain sustained target levels.

     On September 8, 1999, the stockholders approved the Cotelligent, Inc. 1999 Leveraged Stock Purchase Plan (the "LSPP") which authorizes the purchase of shares of Common Stock by eligible employees who are selected by the Compensation Committee of the Board to participate in the LSPP on terms and conditions determined by the Compensation Committee. Since the LSPP's inception through March 31, 2000, Mr. Lavelle has been issued 750,000 shares of Common Stock and Mr. Jackson has been issued 736,842 shares of Common Stock. Shares issued under the LSPP resulted in notes receivable from Mr. Lavelle for $2,671,875 at 5.93% interest, and from Mr. Jackson for $2,625,000 at 5.93%
interest. The total principal amount of the notes remains outstanding. The notes
(1) are secured by the pledge of Common Stock issued; (2) are full recourse as to the employee, except that in the case of death, disability, termination by the Company without cause or a change of control of the Company, recourse against the employees is limited to the pledged stock; and (3) have a term of five years from date of issuance, provided that if the stock is sold, the loan shall be prepaid, and if the stock is not sold, the loan may not be prepaid. The Common Stock issued under the LSPP is restricted from sale in the open market for a period of two years from the date of issuance, provided, however, that in the case of death, disability, termination by the Company without cause or change of control of the Company, the Common Stock may be sold and the proceeds used to repay the loan.

                    SELECTION OF CERTIFIED PUBLIC ACCOUNTANTS

     The Audit Committee of the Company is currently reviewing bids from firms of certified public accountants, including Arthur Andersen LLP, the Company's current certified public accountant. During its tenure as the Company's certified public accountants, Arthur Anderson's reports on the Company's consolidated financial statements at and for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period covered by our consolidated financial statements at and for the years ended December 31, 2001 and 2000 through the date of the Annual Meeting, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in conjunction with its report on our consolidated financial statements for such years. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Company with respect to the fiscal year ended December 31, 2001, or written representations from certain reporting persons, to the best of the Company's knowledge, all forms were filed on a timely basis.

                              STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 2003 Annual Meeting under SEC Rule 14a-8 must insure that such proposals are received by the Secretary of the Company not later than January 14, 2003. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company's 2003 proxy materials. In order for a proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of SEC Rule 14a-4 (c), such proposal must comply with the advance notice provisions of our By-laws. The amendment and restatement of our By-laws to include these advance notice provisions was adopted on May 8, 2002 and publicly disclosed in our Current Report on Form 8-K which was filed with the SEC on May 9, 2002.

     The advance notice provisions of our By-laws require that, in order to be properly brought before the 2003 Annual Meeting, a stockholder's notice of the matter the shareholder wishes to present must be delivered to the Secretary of the Company not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our By-laws must be received no earlier than February 11, 2003 nor later than March 13, 2003. For the upcoming 2002 Annual Meeting, pursuant to the advance notice provisions of our By-laws, written notice of stockholder nominees or any other stockholder proposals to be presented at the 2002 Annual Meeting must be delivered to the Secretary of the Company at 44 Montgomery Street, Suite 4050, San Francisco, California 94114, no later than May 20, 2002.

                                     GENERAL

     Management does not intend to bring any business before the meeting other than the matters referred to in the accompanying notice. If, however, any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

     A copy of the Company's most recent Annual Report on Form 10-K will be made available without charge upon written request to: Cotelligent, Inc., 44 Montgomery St., Ste. 4050, San Francisco, California, 94104, Attention: Investor Relations Administrator.

                                OTHER INFORMATION

     The cost of solicitation of Proxies will be borne by the Company. Proxy cards and materials will also be distributed to beneficial owners of Common Stock through brokers, custodians, nominees and other like parties, and the Company expects to reimburse such parties for their charges and expenses.



                              /s/ Curtis J. Parker
                              --------------------------------------------------
                              Curtis J. Parker
                              Executive Vice President, Chief Financial Officer, Treasurer & Assistant Secretary
                              San Francisco, California
                              May 10, 2002

                                   Appendix A

                                COTELLIGENT, INC.

                         Revised Audit Committee Charter

I.   Membership

     There shall be a committee of the Board of Directors of Cotelligent, Inc. ("the Corporation") to be known as the Audit Committee ("the Committee"). The Committee shall be comprised of at lease three directors elected by the Board of Directors for a term of one year. Each such director shall be independent of the management of the Corporation and free of any relationship that would interfere with their exercise of independent judgement as committee members. A chairperson shall be designated by the Board of Directors.

II.  Statement of Policy

     The Committee shall provide assistance to the Board of Directors ("the Board") in fulfilling the directors' responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Corporation and the quality and integrity of the financial reports of the Corporation. The independent auditors ultimately are accountable to the Board and the Committee. The Board and the Committee have ultimate power to hire or remove the independent auditors. The Committee shall maintain free and open communication among directors, independent auditors, internal auditors and financial management of the Corporation.

III. Responsibilities

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

   In carrying out these responsibilities, the Committee will:

     1. Have a comprehensive understanding of the Corporation's business including: economic trends and effects on the industry, competition, market share and other competitive forces, regulatory constraints and requirements, key performance indicators, and sources of revenue, including significant customers.

     2. Understand the financial reporting process in order to gain assurance that it will generate the information necessary to manage the Corporation and properly report on its operations.

     3. Each member of the committee shall be financially literate, as such qualification is interpreted by the Board in its business judgement, or must become financially literate within a reasonable period of time after his or her appointment to the Committee.

     4. At lease one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgement.

     5. Provide an open avenue of communication between management, the internal auditor, the independent accountant, and the Board.

     6.   Review and update the Committee's charter annually.

     7. Recommend to the Board: the nomination of independent accountants, review the compensation of the independent accountant, and review and recommend to the Board the discharge of the independent accountants.

     8. Review and concur with management on the appointment, replacement, reassignment, or dismissal of the manager of internal auditing.

     9. Confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services for accounting/tax matters and related fees provided by the independent accountant.

     10. Inquire of management, the manager of internal auditing, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Corporation.

     11. Consider, in consultation with management, the independent accountant, and the manager of internal auditing, the audit scope and plan of the internal auditor and the independent accountant.

     12. Consider with management and the independent accountant the rationale for employing audit firms other than the principal independent accountant.

     13. Review with management, the manager of internal auditing, and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources.

     14. Consider and review with management and the manager of internal auditing, significant findings during the year including: difficulties encountered in the course of the audits, including any restrictions on the scope of the work or access to required information, and the management letter prepared by the independent accountants.

     15. Gain assurance that filings with the SEC and other published documents containing the Corporation's financial statements are consistent with the Corporation's financial statements.

     16. Monitor on an exception basis compliance with the Corporation's code of ethics.

                                 DETACH HERE

                                     PROXY

                               COTELLIGENT, INC.

                       44 MONTGOMERY STREET, SUITE 4050
                        SAN FRANCISCO, CALIFORNIA 94104

This Proxy is solicited on behalf of the Board of Directors of Cotelligent, Inc., a Delaware corporation (the "Company" or "Cotelligent"), for use only at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Grand Hyatt Hotel, San Francisco, 345 Stockton Street, California on the 11th day of June, 2002 at 9:00 a.m., Pacific Daylight Saving Time, and at any adjournments thereof. The approximate date on which this Proxy and accompanying Proxy Statement will first be given or sent to stockholders is May 14, 2002.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                  SIDE

COTELLIGENT, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Telephone                       Vote by Internet

It's fast, convenient, and immediate!   It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone    is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

FOLLOW THESE FOUR EASY STEPS:           FOLLOW THESE FOUR EASY STEPS:

1. Read the accompanying Proxy          1. Read the accompanying Proxy
   Statement and Proxy Card.               Statement and Proxy Card.

2. Call the Toll-Free Number            2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).        http://www.eproxyvote.com/cgzt

3. Enter your Voter Control Number      3. Enter your Voter Control Number
   located on your Proxy Card above        located on your Proxy Card above
   your name.                              your name.

4. Follow the recorded instructions.    4. Follow the instructions provided.


Your vote is important!                 Your vote is important!
Call 1-877-PRX-VOTE anytime!            Go to http://www.eproxyvote.com/cgzt
                                        anytime!


   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                 DETACH HERE


    Please mark
[X] votes as in
    this example.

1. Election of Director.

   Nominee: (01) Debra J. Richardson (three-year term)

                              WITHHELD
          FOR                  FROM
        NOMINEE  [_]     [_]  NOMINEE

                                             MARK HERE FOR ADDRESS CHANGE
                                             AND NOTE AT LEFT         [_]

                                             Please sign this proxy exactly as
                                             name appears hereon. When shares
                                             are held by joint tenants, both
                                             should sign. When signing as
                                             attorney, administrator, trustee
                                             or guardian, please give full
                                             title as such.


SIGNATURE:________________ DATE:        SIGNATURE:_________________ DATE: